EXHIBIT 10.21

                      AMENDMENT #1 TO OFFICE BUILDING LEASE
                               DATED JUNE 29, 1999
                                 BY AND BETWEEN
        UNION BANK OF CALIFORNIA, N.A., AS TRUSTEE FOR AGNES M. BOURN AND
                          WILLIAM B. BOURN ("LANDLORD")
                                       AND
 FIRST SOURCE CAPITAL, WHOLLY OWNED SUBSIDIARY OF AMERICAN RIVER HOLDINGS
                                   ("TENANT").

This Addendum is hereby made a part of that certain Office Building lease between the above-mentioned parties dated June 29, 1999 (the "Contract"). Said document shall hereby be amended as follows. In the event of any discrepancy between this document and any previous document(s) the provisions of this document shall prevail.

2.d.     COMMENCEMENT DATE:            March 1, 2001

2.g.     EXPIRATION DATE:              February 28, 2002

2.j      MONTHLY BASE RENT:            March 1, 2001 to February 28, 2002 @
                                       $1,270.50

2.l.     PREMISES:                     Tenant is relocating from 1540 River
                                       Park Drive, Suite 108 (381 Square feet)
                                       to 1540 River Park Drive, Suite 106 that portion of the building containing approximately 847 square feet of
                                       Rentable Area located on the first
                                       floor.

2.r.     PROPORTIONATE SHARE:          1.13%

3.       TENANT IMPROVEMENTS:          Landlord at Landlord's sole cost to
                                       complete the following tenant
                                       improvements:

                                         1) Paint entire suite with upgraded
                                            semi-gloss paint.

                                         2) Professionally clean carpets.

CONSULT YOUR ADVISORS - This document (including its exhibits and addendums, if any) has been prepared by Broker for approval by the undersigned respective parties legal counsel. Broker makes no representation or recommendation as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for an attorney or accountant.

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THE ABOVE TERMS ARE ACKNOWLEDGED AND AGREED TO:

LANDLORD                                          TENANT

Union Bank of California, N.A., as trustee        First Source Capital, wholly
for Agnes M. Bourn and William B. Bourn Trust     owned Subsidiary of American
                                                  River Holdings Corporation

By: /s/ BRIAN T. MULLINS                          By: /s/ DAVID T. TABER
    --------------------                          ----------------------
    Brian T. Mullins, Vice President              David T. Taber

Its: Vice President                               Its: CEO

Date: 2/27/01                                     Date: 3/1/01

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